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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2005

                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)

        Colorado                   0-27513                     84-1308436
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)                Identification No.)

411 Route 17 South, Hasbrouck Heights, New Jersey                      07604
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    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (201) 288-3082




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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Company received a notice from Longport, Inc. which stated that Longport was terminating the Distribution Agreement dated February 11, 2004, between the Company's subsidiary and Longport. The notice stated that Longport was terminating the agreement "as a result of U.S. MedSys' failure to cure its breaches" and that "U.S. MedSys was in breach of its obligations under the Agreement, including but not limited to failure to timely pay outstanding invoices and failure to take delivery of equipment according to the prescribed schedule." The notice was dated and sent after the close of business on Friday March 4, 2005, and was received by the Company on Monday, March 7, 2005. Longport made a public announcement concerning this action in a press release and a Form 8-K filing on March 8, 2005.

The Company disagrees with Longport's interpretations of the agreement and the statements published by Longport in its press release and its Form 8-K. The Company is reviewing the matter with counsel. While the Company hopes to resolve matters with Longport amicably, in the event that the Company is not able to reach a mutually acceptable resolution with Longport, the Company is entitled, under the terms of the Distribution Agreement, to pursue arbitration.


ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 8, 2005, U.S. MedSys Corp. disseminated a press release announcing that its diabetes supply subsidiary became a member of the pharmacy network of Sav-Rx Prescription Services. A copy of the press release is attached hereto as Exhibit 99.2.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit      Description
-------      -----------

10.4         Distribution Agreement between the Company's subsidiary, U.S.
             MedSys Technologies, Inc., and Longport, Inc. dated February 11, 2004. (Incorporated by reference to Exhibit 10.4 of the Company's quarterly report on Form 10-QSB for the period ended March 31, 2004.)

99.2         Press release dated March 8, 2005. (Filed herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. MEDSYS CORP.



                                           By:  /s/ Thomas H. King
                                               ---------------------------------
                                                Thomas H. King, CEO

Date:  March 11, 2005


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                                  EXHIBIT INDEX

10.4 Distribution Agreement between the Company's subsidiary, U.S. MedSys Technologies, Inc., and Longport, Inc. dated February 11, 2004. (Incorporated by reference to Exhibit 10.4 of the Company's quarterly report on Form 10-QSB for the period ended March 31, 2004.)

99.2     Press release dated March 8, 2005. (Filed herewith.)